DEFINED ASSET FUNDS




Select Ten Portfolio
International

1997
Japan
Portfolio

Series 5

[A picture of a famous Torii located off the shores of Miyajima Island, Japan in the background]


















Merrill Lynch
   [LOGO]



Defined Asset Funds(SM) Select Ten Portfolio--International Series uses a simple investment strategy to help you take advantage of opportunities in selected countries.

International equity markets, such as the Tokyo Stock Exchange, can offer attractive growth potential and help investors diversify their portfolios. Japan's economic growth is reflected in the performance of its leading stock market indicator, the Nikkei 225 Index.(*)

------------
       (*)The publisher of the Nikkei 225 Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.


A SIMPLE STRATEGY

This Portfolio seeks total return by investing in approximately equal values of the ten stocks in the Nikkei 225 Index having the highest dividend yield shortly before the offering date and will hold them for about a year (the "Strategy"). These companies are among the most highly capitalized in Japan.

Each year we intend to reapply the screening process to select a new Portfolio. You may choose to reinvest in the next Portfolio, if available, at a reduced sales charge, or you can take the cash. Although each Select Ten Portfolio is a one-year fund, we recommend you stay with the Strategy for at least three to five years.


Offers U.S. Investors Some Big Advantages

o Semi-annual dividends. Investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

o  Low cost.  The minimum investment is about $250.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.



Select Ten International Japan Portfolio - 1997 Series 5(**)

Name of Issuer                                  Current Dividend Yield***

1.  Fujita Corporation                                     4.00%
2.  Tonen Corporation                                      3.03
3.  Nippon Shinpan Co., Ltd.                               2.92
4.  Tekken Corporation                                     2.65
5.  Sato Kogyo Co., Ltd.                                   2.35
6.  Japan Energy Corporation                               2.29
7.  Sankyu Inc.                                            2.22
8.  Tomen Corporation                                      2.21
9.  Chubu Electric Power Company, Inc.                     1.97
10. Kansai Electric Power Company, Inc.                    1.90

------------
     (**)Initial date of deposit - November 7, 1997.

     (***)Current Dividend Yield for each stock was calculated by adding the most recent interim and final dividends declared on the stock and dividing the result by its market value as of the close of trading on November 7, 1997. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.


PAST PERFORMANCE OF PRIOR SELECT TEN INTERNATIONAL JAPAN PORTFOLIOS

The chart below shows the average annual total return for the following Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series.

       Series From Inception                     Most Recently
        Through 9/30/97                       Completed Portfolios
       ---------------------                  --------------------
Inception                  Return      Period                    Return
---------                  -------     ------                    ------

1/22/96       Series A     -30.54%     1/22/96-     Series A     -29.53%
                                       2/28/97
5/20/96       Series B     -39.85%     5/20/96-     Series B     -21.46%
                                       6/27/97
7/22/96       Series 3     -41.32%     7/22/96-     Series 3     -28.83%
                                       8/29/97


Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception and Most Recently Completed Portfolio will differ because Series From Inception figures reflect a reduced sales charge for consecutive rollovers and because the performance period of the Most Recently Completed Portfolio is different.


Select Ten Portfolio
JAPAN
International Series


The Nikkei 225 Index


The Nikkei 225 Index consists of 225 Japanese companies listed in the first section of the Tokyo Stock Exchange. First published in 1950, the Nikkei is well known both in Japan and worldwide.

The Nikkei 225 Index is published by the Nihon Keizai Shimbun (Japan Economic Journal).

The Nikkei 225 Index is a price-weighted index. This means that the movement of each stock, in yen or dollars, is equally weighted regardless of its market capitalization.

[A mountain chart, captioned "Hypothetical Performance of the Strategy (not any Portfolio) Growth of $10,000 invested in 1/1/77 through 9/30/97," compares the cumulative annual performance from 1/1/77 through 9/30/97 of the Strategy**** (ochre) with the Nikkei 225 Index (crimson). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart. The horizontal or (Y) axis compares the cumulative annual performance by YEAR, from 1977 through 9/30/97. The vertical or (X) axis reflects DOLLAR AMOUNTS in $100,000 increments from $0 up to $500,000. The initial value of each investment is $10,000. Throughout the 20 year period, increases in each investment build towards the right vertical or (X) axis. At the end of the 20 year period, the right vertical or (X) axis, reflects both the ending value of the STRATEGY($187,196) and the ending value of the Nikkei 225 Index ($110,116)].

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the Nikkei 225 in 8 of the last 20 years. There can be no assurance that any Portfolio will outperform the Index. Only Strategy results reflect the deduction of Portfolio sales charges and estimated expenses.




Annual Total Returns

Strategy returns are net of sales charges and expenses.****

                          Nikkei                                       Nikkei
                           225                                          225
Year       Strategy       Index          Year           Strategy       Index
1977         50.97%       21.55%         1988             60.73        36.57
1978         69.79        55.32          1989             20.65        12.80
1979         -3.20       -10.00          1990            -43.30       -34.79
1980         36.62        29.47          1991              4.59         5.56
1981         16.13         2.20          1992            -18.48       -25.76
1982         -4.85        -0.77          1993             19.21        15.94
1983         28.73        27.08          1994             25.68        28.30
1984          0.80         8.92          1995             -7.29        -2.30
1985         50.70        44.19          1996            -19.08       -12.43
1986         75.52        83.78         9/30/97          -27.79       -10.88
1987         91.36        50.71       Average<F1>         15.16%       12.26%




The results shown are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Returns represent price changes plus dividends reinvested at each year end and do not reflect the deductions of any commissions or taxes. Changes in the exchange rates of the Japanese yen relative to the U.S. dollar affected these figures significantly. These changes ranged from -23% in 1979 to +23% in 1987 and averaged +4.82% annually over the last 20 years. There can be no assurance that such appreciation will continue during the life of the Portfolio or successive rollover Series.

Portfolio performance will differ from the Strategy because of commissions and taxes, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices and currency exchange rates used in determining Portfolio unit price, the Portfolios are not fully invested at all times and stocks may not be weighted equally. The Strategy does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.


****Net of Portfolio sales charges(2.75% for the first year, 1.75% for each subsequent year) and estimated expenses(about 0.55% a year).


DEFINING YOUR RISKS
The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o Investors considering the Select Ten Japan Portfolio Series 5 should be aware that this particular Portfolio is concentrated in common stocks of engineering and construction companies. These industries are currently experiencing extreme difficulties in Japan, stock prices of companies in this sector in 1997 have fallen significantly more than market prices in general, and industry consolidation is likely.

o The Portfolio should not be considered a complete investment program and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o  There can be no assurance that the Portfolio will meet its objective.

o Total returns on Japanese stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there can be no assurance that dividend rates will be maintained or that stock prices or currency exchange rates will not decline. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal rate of 28%.

o The Portfolio's exposure to the Japanese yen is not hedged.

o The stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor. There can be no assurance the market factors that caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year end will reflect the actual amount paid to you, net of the deferred sales charge and the charge for organizational expenses.
Accordingly, you should not increase your tax basis of your units by the deferred sales charge and the charge for organizational expenses.

Defining Your Cost

Low Initial Sales Charge/
Reduced Charge for Rollovers

First-time investors pay an initial sales charge of approximately 1% when they
buy.   All investors pay a deferred sales charge of $1.75 per 1,000 units, deducted in each of the last ten months of the Portfolio ($17.50 total).

                                As a % of Public Offering      Amount per
                                          Price                1,000 Units

Initial Sales Charge                      1.00%                  $10.00
Deferred Sales Charge                     1.75%                  $17.50
                                          ====                    =====

Maximum Sales Charge                      2.75%                  $27.50

Estimated Annual
Operating Expenses (as a
% of net assets)                          0.55%                   $5.50

If you sell your units before termination, the remaining deferred sales charges are deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial charge is waived. You only pay the $17.50 deferred fee and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


                                           Total Sales Charge
                                              as a % of the
Amount Purchased                          Public Offering Price

Less than $50,000                                 2.75%
$50,000 to $99,999                                2.50%
$100,000 to $249,999                              2.00%
$250,000 to $999,999                              1.75%

$1,000,000 or more                                1.00%

Don't Delay.

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk. Read the prospectus carefully before you invest.

Additional Japan Portfolios containing the then-highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio in this Select Ten Portfolio--International Series has been filed with the Securities and Exchange Commission. The securities of the Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration statement becomes effective. This brochure may not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


Other Select Series

Select Ten Portfolio (DJIA)
Hong Kong Portfolio (Hang Seng Index)
United Kingdom Portfolio (Financial Times Index)
Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Intrinsic Value Portfolio

Equity Income Funds Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele-Global Trust 2


Equity Income Funds Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust


Other Defined Asset Funds

Corporate Income Funds
Government Securities Income Funds
International Bond Funds
Municipal Investment Trusts

Cover Photo:
Located off the shores of Miyajima Island, Japan, this famous Torii signifies a gateway between the secular and spiritual worlds.


                                                                 14949BR-11/97


[Copyright] 1997 Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member
SIPC.